                        SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                     FORM 8-K

                                  CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported)      October 3, 1996

                             Raytel Medical Corporation
--------------------------------------------------------------------------------
                (Exact name of registrant as specified in charter)

        Delaware                      0-27186                   94-2787342
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)             File Number)             Identification No.)

                 2755 Campus Drive, Suite 200, San Mateo, CA 94403
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (415) 349-0800


--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

(a) SOUTHEAST TEXAS CARDIOLOGY ASSOCIATES, P.A.

         On September 20, 1996, but effective September 18, 1996, Raytel Medical Corporation, through a wholly owned subsidiary which serves as the corporate general partner in a Texas limited partnership (together, the "Company"), acquired the nonmedical assets and assumed the liabilities of, and entered into a long-term management agreement with, Southeast Texas Cardiology Associates, P.A. (the "SETCA Practice"), a seven-physician cardiology practice based in Beaumont, Texas, with additional practice locations in Jasper, Orange and Port Arthur, Texas. The aggregate purchase price was approximately $7,631,000 consisting of
         (i) cash, (ii) subordinated promissory notes, and (iii) an agreement to deliver a specified number of shares of Common Stock at specified future dates. The purchase price was determined after arms-length negotiation between the Company and the SETCA Practice. The cash component of the purchase price was funded from a credit facility with a group of commercial banks lead by Bank of Boston Connecticut. The purchase price is subject to an adjustment for an increase or decrease in the amount of net assumed liabilities determined with reference to the closing statement to be prepared within 30 days after the closing.

         The management agreement with the SETCA Practice has a forty-year term with automatic 5-year renewal periods unless either party should give notice of termination at least 120 days prior to the end of the initial term or any renewal term. The management agreement provides for payment to the Company of a management fee, which includes all practice costs (other than amounts retained by the SETCA Practice's physicians, and a performance fee), if certain criteria are satisfied. Each of the physicians also entered into an employment agreement with the SETCA Practice.

         The acquired nonmedical assets include cash, cash equivalents, equipment, leasehold interests, and other tangible personal property. The SETCA Practice used the nonmedical assets in connection with the operation of its cardiology practice, and the Company intends to employ these assets to provide services under the terms of the management agreement with the SETCA Practice.

         Before the acquisition, there was no material relationship between the SETCA Practice and the registrant or any of its affiliates, any director or officer of the registrant, or any associate of any such director or officer.

(b) Business of the SETCA Practice

         The SETCA Practice is engaged in a multi-site medical practice providing invasive and non-invasive cardiology services to patients located in the six-county area surrounding Beaumont, Texas. The SETCA Practice intends to continue providing similar services following the transaction.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired.

         It is impracticable to provide the audited financial statements of the SETCA Practice for the periods required at the date of this report. The Company intends to file such financial statements as soon as they become available and in any event not later than December 2, 1996.

(b) Pro forma financial information.

         It is impracticable to provide the pro forma financial information required pursuant to Article 11 of Regulation S-X at the date of this report. The Company intends to file such pro forma financial information as soon as it becomes available and in any event not later than December 2, 1996.

(c) The following exhibits are attached and filed herewith:

   2.1* Master Transaction Agreement, dated as of August 21, 1996, but effective as of September 18, 1996, between and among Raytel Medical Corporation, Raytel Texas Physician Services, Inc., Raytel Southeast Management, L.P., Southeast Texas Cardiology Associates, P.A., Southeast Texas Cardiology Associates II, P.A., Rodolfo P. Sotolongo, M.D., Wayne S. Margolis, M.D., Michael L. Smith, M.D., and Miguel Castellanos, M.D.

   2.2* Agreement for the Purchase and Sale of Assets, dated as of August 21, 1996, but effective as of September 18, 1996, between and among Raytel Medical Corporation, Raytel Texas Physician Services, Inc., Raytel Southeast Management, L.P., Southeast Texas Cardiology Associates, P.A., Southeast Texas Cardiology Associates II, P.A., Rodolfo P. Sotolongo, M.D., Wayne S. Margolis, M.D., and Michael L.
         Smith, M.D.

   2.3* Management Services Agreement, dated and effective as of September 18, 1996, between Cardiology Management Partnership, a Texas general partnership, and Southeast Texas Cardiology Associates II, P.A., as assigned to Raytel Southeast Management, L.P.

         Each of the above-listed agreements contains a list identifying all omitted exhibits and schedules. The Company agrees to furnish supplementally a copy of any omitted exhibits or schedule to the Securities and Exchange Commission upon request.

-----------------
* Confidential treatment has been requested for portions of this exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    RAYTEL MEDICAL CORPORATION



Dated:  October 3, 1996             By: /s/ Richard F. Bader
                                        ------------------------------------
                                        Richard F. Bader
                                        Chairman and Chief Executive Officer

                              INDEX TO EXHIBITS

  Exhibit                       Description
  -------                       -----------
   2.1* Master Transaction Agreement, dated as of August 21, 1996, but effective as of September 18, 1996, between and among Raytel Medical Corporation, Raytel Texas Physician Services, Inc., Raytel Southeast Management, L.P., Southeast Texas Cardiology Associates, P.A., Southeast Texas Cardiology Associates II, P.A., Rodolfo P. Sotolongo, M.D., Wayne S. Margolis, M.D., Michael L. Smith, M.D., and Miguel Castellanos, M.D.

   2.2* Agreement for the Purchase and Sale of Assets, dated as of August 21, 1996, but effective as of September 18, 1996, between and among Raytel Medical Corporation, Raytel Texas Physician Services, Inc., Raytel Southeast Management, L.P., Southeast Texas Cardiology Associates, P.A., Southeast Texas Cardiology Associates II, P.A., Rodolfo P. Sotolongo, M.D., Wayne S. Margolis, M.D., and Michael L.
         Smith, M.D.

   2.3* Management Services Agreement, dated and effective as of September 18, 1996, between Cardiology Management Partnership, a Texas general partnership, and Southeast Texas Cardiology Associates II, P.A., as assigned to Raytel Southeast Management, L.P.

         Each of the above-listed agreements contains a list identifying all omitted exhibits and schedules. The Company agrees to furnish supplementally a copy of any omitted exhibits or schedule to the Securities and Exchange Commission upon request.

------------------
* Confidential treatment has been requested for portions of this exhibit.